Exhibit 99.1

              Sonic Solutions Reports Record Results for
                  First Quarter Ended June 30, 2004;
           11th Consecutive Quarter of Increasing Revenues

    NOVATO, Calif.--(BUSINESS WIRE)--Aug. 2, 2004--Sonic Solutions (Nasdaq:SNIC) announced today the financial results for the Company's first quarter ended June 30, 2004.
    Net revenue for the quarter was $17,909,000 compared to $12,022,000 for the same period in the prior fiscal year. Net income for the quarter was $3,987,000 or $0.16 per diluted share compared to net income of $1,643,000 or $0.08 per diluted share for the same period in the prior fiscal year.
    Sonic will hold its first quarter ended June 30, 2004 earnings conference call on Monday, August 2, 2004 at 1:30 p.m. (PT)/4:30 p.m.
(ET). Investors are invited to listen to Sonic's quarterly conference call on the investor section of the Sonic Web site at www.sonic.com. A replay of the call will also be available via Webcast at www.sonic.com.


                            Sonic Solutions
                   Condensed Statement of Operations
               (in thousands, except per share amounts)

                                                  Three Months Ended
                                                      June 30,
                                                     (unaudited)
                                                     2004     2003
                                                  -------- --------

Net Revenue                                       $17,909  $12,022

Cost of Revenue                                     1,861    1,748
                                                  -------- --------

    Gross Profit                                   16,048   10,274
                                                  -------- --------

Operating expenses
    Marketing and sales                             3,912    3,092
    Research and development                        6,548    4,181
    General and administrative                      1,200      977
                                                  -------- --------
       Total operating expenses                    11,660    8,250
                                                  -------- --------
       Operating income                             4,388    2,024

Other income (expense), net                            60      (50)
                                                  -------- --------

       Income before income taxes                   4,448    1,974
Provision for income taxes                            461      331
                                                  -------- --------

       Net income                                 $ 3,987    1,643
                                                  ======== ========
       Net income per share applicable to common
        Shareholders:
                    Basic                         $  0.18  $  0.09
                                                  ======== ========
                    Diluted                       $  0.16  $  0.08
                                                  ======== ========

       Shares used in computing
           net income per share:
                    Basic                          22,044   18,434
                                                  ======== ========
                    Diluted                        25,461   21,557
                                                  ======== ========


                            Sonic Solutions
                       Condensed Balance Sheets
                            (in thousands)

                                                   June 30,  March 31,
                                                     2004     2004 (a)
                                                   --------- ---------
                                                  (unaudited)
Assets
Current assets:
    Cash, cash equivalents and investments         $ 67,781  $ 36,182
    Accounts receivable, net of allowance for
     returns and doubtful accounts of $243 and
     $284, at March 31, 2004 and June 30, 2004,
     respectively                                     6,990     9,443
    Inventory                                           596       560
    Prepaid expenses and other current assets         1,197     1,399
                                                   --------- ---------
      Total current assets                           76,564    47,584
                                                   --------- ---------

Fixed assets, net                                     3,800     3,610
Purchased and internally developed software costs,
 net                                                  1,195     1,042
Acquired intangibles                                  2,689     2,898
Goodwill                                             15,533    15,533
Other assets                                            298       278
                                                   --------- ---------
      Total assets                                 $100,079  $ 70,945
                                                   ========= =========
Liabilities and Shareholders' Equity
Current liabilities:
    Accounts payable                               $  1,419  $  1,145
    Accrued liabilities                               8,690     8,977
    Deferred revenue and deposits                     5,165     4,965
    Capital Leases                                       65        60
                                                   --------- ---------
      Total current liabilities                      15,339    15,147
                                                   --------- ---------

Capital lease, net of current portion                    50        75
                                                   --------- ---------
      Total liabilities                              15,389    15,222
Shareholders' equity:
    Common stock                                     95,977    70,994
    Cumulative foreign translation adjustment           (19)      (16)
    Accumulated deficit                             (11,268)  (15,255)
                                                   --------- ---------
      Total shareholders' equity                     84,690    55,723
                                                   --------- ---------
      Total liabilities and shareholders' equity   $100,079  $ 70,945
                                                   ========= =========

(a) March 31, 2004 balances are derived from the audited financial statements included in the Company's 2004 Annual Report on Form 10-K.


    About Sonic Solutions (Nasdaq:SNIC)

    Based in Marin County, California, Sonic Solutions (Nasdaq "SNIC") (http://www.sonic.com/) is the world's leading supplier of DVD creation software for professional, industrial and consumer applications. The majority of major film releases on DVD have been produced on Sonic's professional DVD authoring systems in studios around the world. Sonic's MyDVD(R) and DVDit(R) are the most widely used DVD creation applications by consumers and video enthusiasts and are the solutions of choice among the key PC and after-market drive suppliers. Sonic's RecordNow(TM) is a leading solution for audio and data mastering. InterActual, a subsidiary of Sonic Solutions, is the leading provider of software and services that enable cutting-edge DVD interactivity in computers and next-generation home entertainment platforms. Sonic's AuthorScript(R), the DVD and CD formatting and burning engine that underlies Sonic's applications, is the most widely deployed DVD software engine and has been licensed by Adobe, Microsoft, Sony and many others.

    Sonic, the Sonic logo, Sonic Solutions, AuthorScript, AutoDVD, Backup MyPC, CinePlayer, DVD Fusion, DVDit, DVD Producer, Edit-on-DVD, HyperMux DL, InterActual, MyDVD, NoNOISE, OpenDVD, PrePlay, RecordNow, ReelDVD, Scenarist, Simple Backup, Sonic DVD Creator, Sonic JumpSafe, Sonic PrimeTime, and Sonic SmartBalance, are trademarks or registered trademarks of Sonic Solutions in the U.S. and/or other countries. All other company or product names are trademarks of their respective owners and, in some cases, are used by Sonic under license. Specifications, pricing and delivery schedules are subject to change without notice.


    CONTACT: Sonic Solutions
             A. Clay Leighton, 415-893-8000
             clay_leighton@sonic.com
             or
             Market Street Partners
             Carolyn Bass, 415-445-3234
             carolyn@marketstreetpartners.com
             Rob Walker, 415-445-3234
             rwalker@marketstreetpartners.com